Exhibit 10.23

JOINDER TO GUARANTY AND COLLATERAL AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of April 18, 2025 is executed by the undersigned for the benefit of CIBC Bank USA, as administrative agent for itself, the Lenders and certain Affiliates of the Lenders (the “Administrative Agent”) in connection with that certain Guaranty and Collateral Agreement dated as of December 21, 2021 among the Grantors party thereto and Administrative Agent (as amended, restated, supplemented or modified from time to time, the “Guaranty and Collateral Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Collateral Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.16 of the Guaranty and Collateral Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1. Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Collateral Agreement and agrees that such person or entity is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Collateral Agreement, as if it had been an original signatory to such agreement. In furtherance of the foregoing, such Person hereby assigns, pledges and grants to Administrative Agent, for its benefit, the ratable benefit of the Lenders and (to the extent provided therein) their Affiliates, a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations.

2. Schedules 1, 2, 3, 4, 5, 6, and 7 of the Guaranty and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6, and 7 respectively, hereof. Each such Person hereby makes to Administrative Agent the representations and warranties set forth in the Guaranty and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

3. In furtherance of its obligations under Section 5.2 of the Guaranty and Collateral Agreement, each such Person agrees to deliver to Administrative Agent appropriately complete UCC financing statements naming such person or entity as debtor and Lender as secured party, and describing its Collateral and such other documentation as Lender (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Collateral Agreement, as modified hereby. Each such Person acknowledges the authorizations given to Administrative Agent under the Section 5.10(b) of the Guaranty and Collateral Agreement and otherwise.

4. Each such Person’s address for notices under the Guaranty and Collateral Agreement shall be the address of the Borrower set forth in the Credit Agreement and each such Person hereby appoints the Borrower as its agent to receive notices hereunder.

5. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Collateral Agreement and shall be governed by all the terms and provisions of the Guaranty and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such Person hereby waives notice of Administrative Agent’s acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to Administrative Agent.

GRANTORS:

PINEHURST COIN EXCHANGE, INC.,

a North Carolina corporation

By: _

Name:

Title:

SPECTRUM GROUP INTERNATIONAL, LLC,

a Delaware limited liability company

By: _

Name:

Title:

BOWERS & MERENA AUCTIONS, LLC,

a Delaware limited liability company

By: _

Name:

Title:

SPECTRUM NUMISMATICS INTERNATIONAL, INC.,

a California corporation

By: _

Name:

Title:

STACK’S-BOWERS NUMISMATICS, LLC,

a Delaware limited liability company

By: _

Name:

Title:

[Signature Page to Joinder to Guaranty and Collateral Agreement]

SBG FINANCE, LLC,

a California limited liability company

By: _

Name:

Title:

SGI SUB, INC.,

a Delaware corporation

By: _

Name:

Title:

[Signature Page to Joinder to Guaranty and Collateral Agreement]